MFS(R) VARIABLE INSURANCE TRUST II:

                       MFS Capital Appreciation Portfolio

      Supplement to to Current Prospectus - Initial Class & Service Class:


The Board of Trustees of the Trust has approved the proposed reorganization of the MFS Capital Appreciation Portfolio ("Capital Appreciation Portfolio") into the MFS Massachusetts Investors Growth Stock Portfolio ("Massachusetts Investors Growth Stock Portfolio"). The proposed transaction is still subject to approval by the shareholders of the Capital Appreciation Portfolio at a shareholders' meeting expected to be held in November 2009. No assurance can be given that the reorganization will occur.

Under the terms of the proposed Plan of Reorganization, the Capital Appreciation Portfolio's assets and liabilities would be transferred to the Massachusetts Investors Growth Stock Portfolio in return for shares of the Massachusetts Investors Growth Stock Portfolio with equal total net asset value as of the valuation date. These Massachusetts Investors Growth Stock Portfolio shares would be distributed pro rata to shareholders of the Capital Appreciation Portfolio in exchange for their Capital Appreciation Portfolio shares. Current Capital Appreciation Portfolio shareholders would thus become shareholders of the Massachusetts Investors Growth Stock Portfolio and receive shares of the Massachusetts Investors Growth Stock Portfolio with a total net asset value equal to that of their shares of the Capital Appreciation Portfolio at the time of the reorganization. The proposed transaction is expected to be free of federal income taxes to the Capital Appreciation Portfolio and its shareholders, as well as to the Massachusetts Investors Growth Stock Portfolio and its shareholders.

The investment objective of the Massachusetts Investors Growth Stock Portfolio is to seek capital appreciation. The portfolio's objective may be changed without shareholder approval.

MFS (Massachusetts Financial Services Company, the Massachusetts Investors Growth Stock Portfolio's investment adviser) normally invests at least 80% of the portfolio's assets in equity securities. MFS focuses on investing the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

While MFS may invest the Massachusetts Investors Growth Stock Portfolio's assets in companies of any size, MFS generally focuses on companies with large capitalizations and may also invest the portfolio's assets in foreign securities and derivatives.

A full description of the Massachusetts Investors Growth Stock Portfolio and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement, which is expected to be mailed to shareholders of the Capital Appreciation Portfolio on or about October 23, 2009.

In light of the proposed transaction, sales of Capital Appreciation Portfolio shares and exchanges into this Portfolio are expected to be suspended on or about December 2, 2009.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Massachusetts Investors Growth Stock Portfolio, nor is it a solicitation of any proxy. For more information regarding the Massachusetts Investors Growth Stock Portfolio, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-2606. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/proxy statement carefully before making any investment decisions.

                The date of this supplement is September 4, 2009.